Exhibit 99.1
Johnson Controls to Sell Residential and Light Commercial HVAC Businesses

Divestiture Advances Johnson Controls’ Transformation into a Pure-Play Provider of Comprehensive Solutions for Commercial Buildings

Transaction Valued At $8.1 Billion; JCI Consideration of $6.7 Billion

Company Provides Preliminary 2024 Third Fiscal Quarter Earnings Update

CORK, Ireland, July 23, 2024 – Johnson Controls International plc (NYSE: JCI) (“Johnson Controls” or the “Company”), the global leader in smart, healthy, safe and sustainable buildings, today announced it has reached a definitive agreement to sell its Residential and Light Commercial (R&LC) HVAC business in an all-cash transaction to the Bosch Group (“Bosch”). The transaction includes the North America Ducted business and global Residential joint venture with Hitachi, Ltd. (“Hitachi”), of which Johnson Controls owns 60% and Hitachi owns 40%. The total transaction is valued at $8.1 billion, and the Company’s portion of the consideration is approximately $6.7 billion. As part of the transaction, Hitachi will retain certain ductless HVAC assets located in Shimizu, Japan.

Following the close of the transaction, the Johnson Controls portfolio will be substantially simplified with enhanced strategic focus, aligned with the Company’s objective to be a pure-play provider of comprehensive solutions for commercial buildings. Johnson Controls delivers a unique value proposition to customers, with its unmatched service and digital offerings that improve commercial building efficiency and reduce operational costs through its OpenBlue digital platform. The transaction represents a significant portion of the Company’s previously announced strategic evaluation of non-core product lines.

“We are pleased to have reached this pivotal milestone, which accelerates our transformation and positions Johnson Controls as a simpler, higher-growth company,” said Johnson Controls Chairman and CEO George Oliver. “Johnson Controls is already benefiting from our transformation, which enables the unparalleled value proposition we provide to customers, and exposure to rapidly accelerating demand in the data center market and other key macro-economic tailwinds. We believe Johnson Controls is well-positioned for its next phase of growth to deliver enhanced, long-term value to shareholders.”

Johnson Controls' R&LC HVAC business, which is reported in the Global Products segment, engineers and manufactures ducted and ductless HVAC equipment and components globally for both residential and light commercial applications. In fiscal 2023, the R&LC HVAC business generated approximately $4.5 billion in consolidated revenue. Following the close of the transaction, the R&LC HVAC business will continue to provide residential and light commercial HVAC products under the York and Hitachi brands as well as Coleman, Champion, Luxaire, Guardian, Evcon, TempMaster and others.

Christian Fischer, the deputy chairman of the board of management of Robert Bosch GmbH, said: “Johnson Controls’ Residential & Light Commercial business has a consistent track record of excellence within the HVAC industry. Together with our future colleagues in the acquired business, we want to seize the huge opportunities offered by the market for the further growth of this new unit. The acquired entities will strengthen Bosch’s Home Comfort Group in an extremely attractive segment and will become part of the Bosch core business.”

Transaction Details and Use of Proceeds

The total consideration of approximately $6.7 billion to Johnson Controls includes approximately $4.6 billion for its North America Ducted business representing a multiple of 16.7x fiscal 2023 EBITDA and includes approximately $2.1 billion for its interest in the Johnson Controls-Hitachi Air Conditioning joint venture representing a multiple of 7.5x fiscal 2023 EBITDA. The transaction is expected to be accretive to profit margins adjusted for the impact of equity income.

Net cash proceeds to Johnson Controls is expected to be approximately $5.0 billion after tax and transaction-related expenses.

Consistent with its capital allocation policy, Johnson Controls expects to pay down debt to the extent required to retain its investment grade rating with the remaining proceeds available to be returned to shareholders.

In conjunction with its ongoing transformation and this transaction, the Company has begun working on a comprehensive restructuring plan to minimize dilution post-close. The plan will utilize the work that has been done on functionalization over the past few quarters and leveraging a more streamlined business model focused on growing the Company’s commercial buildings solutions franchise.

The transaction is expected to close in approximately 12 months, subject to required regulatory approvals and other customary closing conditions. The Company expects to report the operating results of the R&LC HVAC business in discontinued operations beginning in the fourth fiscal quarter of 2024.

Johnson Controls Fiscal Q3 2024 Earnings Update

Johnson Controls expects 2024 third fiscal quarter adjusted earnings per share to be slightly ahead of its previously issued guidance range. The Company will report third fiscal quarter earnings on July 31, 2024.

Advisors

Centerview Partners and Citi served as financial advisors to Johnson Controls, Simpson Thacher served as legal advisor, and Joele Frank served as investor relations advisor.

Preliminary Information

Information concerning 2024 third fiscal quarter adjusted earnings per share presented in this press release is preliminary and may change. Johnson Controls financial closing procedures with respect to the preliminary financial information provided in this press release is not yet complete, and as a result, Johnson Controls final adjusted earnings per share may vary materially from the preliminary outlook included in this press release. Johnson Controls undertakes no obligation to update or supplement the information provided in this press release until Johnson Controls releases its financial statements for the three and nine months ended June 30, 2024. The preliminary adjusted earnings per share outlook included in this press release reflects Johnson Controls current estimates based on information available as of the date of this press release and has been prepared by management. This preliminary outlook should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future periods. This preliminary outlook could be impacted by the effects of financial closing procedures, final adjustments, and other developments.

Non-GAAP Financial Information

This press release contains disclosures regarding adjusted earnings per share, which is a non-GAAP performance measure. Management believes that adjusted earnings per share is useful to investors in understanding period-over-period operating results and business trends of Johnson Controls. Management may also use adjusted earnings per share as a guide in forecasting, budgeting and long-term planning processes and for compensation purposes. Adjusted earnings per share should be considered in addition to, and not as replacements for, GAAP EPS the most comparable GAAP measure.

Johnson Controls International plc Cautionary Statement Regarding Forward-Looking Statements

Johnson Controls International plc has made statements in this press release that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, among other things, statements relating to the sale of the RL&C business, the satisfaction of closing conditions and the likelihood of consummation of the transaction, the expected time period to consummate the transaction, the anticipated benefits of the transaction, Johnson Controls strategy, the anticipated use of proceeds from the transaction, Johnson Controls restructuring plans and Johnson Controls future financial performance. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls' control, that could cause its actual results and performance, including the expected impact of the divestiture of the RL&C business, to differ materially from those expressed or implied by such forward-looking statements, include, among others, risks related to the ability to realize the anticipated benefits of the divestiture, including the possibility that expected benefits of portfolio simplification will not be realized or will not be realized within the expected time frame; delays in the closing of the transaction due to regulatory approvals or other closing conditions; unfavorable reaction to the divestiture by customers, competitors, suppliers and employees, disruption from the transaction, making it more difficult to maintain business and operational relationships; significant transaction costs; and other unknown liabilities.

Other factors that could cause Johnson Controls' actual results to differ materially from those expressed include, among others, risks related to: Johnson Controls ability to develop or acquire new products and technologies that achieve market acceptance and meet applicable quality and regulatory requirements; the ability to manage general economic, business and capital market conditions, including the impact of recessions, economic downturns and global price inflation; fluctuations in the cost and availability of public and private financing for its customers; the ability to innovate and adapt to emerging technologies, ideas and trends in the marketplace, including the incorporation of technologies such as artificial intelligence; the ability to manage macroeconomic and geopolitical volatility, including shortages impacting the availability of raw materials and component products and the conflicts between Russia and Ukraine and Israel and Hamas; managing the risks and impacts of potential and actual security breaches, cyberattacks, privacy breaches or data breaches, including business, service, or operational disruptions, the unauthorized access to or disclosure of data, financial loss, reputational damage, increased response and remediation costs, legal, and regulatory proceedings or other unfavorable outcomes; Johnson Controls ability to remediate its material weakness; maintaining and improving the capacity, reliability and security of Johnson Controls enterprise information technology infrastructure; the ability to manage the lifecycle cybersecurity risk in the development, deployment and operation of Johnson Controls digital platforms and services; changes to laws or policies governing foreign trade, including economic sanctions, tariffs, foreign exchange and capital controls, import/export controls or other trade restrictions; fluctuations in currency exchange rates; changes or uncertainty in laws, regulations, rates, policies, or interpretations that impact Johnson Controls business operations or tax status; the ability to adapt to global climate change, climate change regulation and successfully meet Johnson Controls public sustainability commitments; risks and uncertainties related to the settlement with a nationwide class of public water systems concerning the use of AFFF; the outcome of litigation and governmental proceedings; the risk of infringement or expiration of intellectual property rights; Johnson Controls ability to manage disruptions caused by catastrophic or geopolitical events, such as natural disasters, armed conflict, political change, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; the ability of Johnson Controls to drive organizational improvement; any delay or inability of Johnson Controls to realize the expected benefits and synergies of recent portfolio transactions; the ability to hire and retain senior management and other key personnel; the tax treatment of recent portfolio transactions; significant transaction costs and/or unknown liabilities associated with such transactions; labor shortages, work stoppages, union negotiations, labor disputes and other matters associated with the labor force; and the cancellation of or changes to commercial arrangements. Investors are therefore cautioned not to place undue resilience on any forward- looking statements. A detailed discussion of risks related to Johnson Controls business is included in the section entitled “Risk Factors” in Johnson Controls Annual Report on Form 10-K for the 2023 fiscal year filed with the SEC, which is available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this press release are made only as of the date of this document, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this press release.

About Johnson Controls

At Johnson Controls (NYSE: JCI), we transform the environments where people live, work, learn and play. As the global leader in smart, healthy and sustainable buildings, our mission is to reimagine the performance of buildings to serve people, places and the planet.

Building on a proud history of nearly 140 years of innovation, we deliver the blueprint of the future for industries such as healthcare, schools, data centers, airports, stadiums, manufacturing and beyond through OpenBlue, our comprehensive digital offering.

Today, with a global team of 100,000 experts in more than 150 countries, Johnson Controls offers the world's largest portfolio of building technology and software as well as service solutions from some of the most trusted names in the industry.

Visit www.johnsoncontrols.com for more information and follow @Johnson Controls on social platforms.

About the Bosch Group*

The Bosch Group is a leading global supplier of technology and services. It employs roughly 429,000 associates worldwide (as of December 31, 2023). The company generated sales of 91.6 billion euros in 2023. Its business operations are divided into four business sectors: Mobility, Industrial Technology, Consumer Goods, and Energy and Building Technology. Through its business operations, the company wants to help give technological shape to universal trends such as automation, electrification, digitalization, and connectivity, as well as an orientation to sustainability. Bosch’s broad diversification across regions and industries strengthens its innovativeness and robustness.

Bosch uses its proven expertise in sensor technology, software, and services to offer customers cross-domain solutions from a single source. It also applies its expertise in connectivity and artificial intelligence in order to develop and manufacture user-friendly, sustainable products. With technology that is “Invented for life,” Bosch wants to help improve quality of life and conserve natural resources. The Bosch Group comprises Robert Bosch GmbH and its roughly 470 subsidiary and regional companies in over 60 countries. Including sales and service partners, Bosch’s global manufacturing, engineering, and sales network covers nearly every country in the world. Bosch’s innovative strength is key to the company’s further development. At 136 locations across the globe, Bosch employs some 90,000 associates in research and development, of which nearly 48,000 are software engineers.

About Hitachi, Ltd.*

Hitachi drives Social Innovation Business, creating a sustainable society through the use of data and technology. We solve customers' and society's challenges with Lumada solutions leveraging IT, OT (Operational Technology) and products. Hitachi operates under the 3 business sectors of "Digital Systems & Services" – supporting our customers' digital transformation; "Green Energy & Mobility" – contributing to a decarbonized society through energy and railway systems, and "Connective Industries" – connecting products through digital technology to provide solutions in various industries. Driven by Digital, Green, and Innovation, we aim for growth through co-creation with our customers. The company's revenues as 3 sectors for fiscal year 2023 (ended March 31, 2024) totaled 8,564.3 billion yen, with 573 consolidated subsidiaries and approximately 270,000 employees worldwide.

For more information on Hitachi, please visit the company's website at https://www.hitachi.com.

* Certain information contained herein has been obtained from third parties, and in certain cases have not been updated through the date hereof. While these third-party sources are believed to be reliable, Johnson Controls does not give any representation or warranty as to the accuracy, adequacy, timeliness or completeness of any of such information, assumes no responsibility for independent verification of such information, and expressly disclaims any responsibility or liability thereof.

Investor Contact:
Jim Lucas
Direct: 1-414-340-1752
Email: jim.lucas@jci.com

Media Contact:
Danielle Canzanella
Direct: 1-414-524-8687
Email: media@jci.com